                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2000


                           DISCOVER CARD TRUST 1993 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                          0-21506                        Not Applicable
--------                          -------                        --------------
(State of                        (Commission                      (IRS Employer
organization)                    File Number)               Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                         19720
------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826

                                 Not Applicable
                                 --------------
                 (Former address, if changed since last report)






                                  Page 1 of 14
                         Index to Exhibits is on page 4

Item 5.  Other Events

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of December 1999, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

 (c)     Exhibits

Exhibit No.         Description
-----------         -----------
21                  Monthly Certificateholders' Statement for Discover Card
                    Trust 1993 B related to the Due Period ending December 31,
                    1999.


                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      DISCOVER CARD TRUST 1993 B
                                            (Registrant)

                                  By: DISCOVER RECEIVABLES FINANCING
                                      GROUP, INC.
                                      as originator of the Trust


                                By: Richard W. York
                                    -------------------------------------
                                    Richard W. York
                                    Vice President


Date:  January 18, 2000

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
21                  Monthly Certificateholders' Statement for Discover Card
                    Trust 1993 B related to the Due Period ending December 31,
                    1999.